Exhibit 10.12

Certain confidential information contained in this document, marked by [***], has been omitted because such information is both not material and is the type that the Company customarily and actually treats that as private or confidential.

Land Lease Agreement

This Land Lease Agreement (“Agreement”), dated November 15th, 2019 (“Agreement Date”), is entered between Norway Hash Technologies AS (“Customer”) , a company existing under the laws of Norway with registration number 921254075 and Troll Housing AS (“Troll”) a Norwegian corporation with registration number [***]. Collectively, Customer and Troll may be referred to herein as the “Parties” and each individually as a “Party.”

Background

Customer has contracted Troll to build a 6MW data center in Frӕna municipality in Norway and want Troll to provide land for the datacenter.

THEREFORE, in consideration of the mutual covenants contained herein, and intending to be legally bound hereby, the Parties agree as follows:

Purpose

Troll hereby agrees to lease to Customer land for the Datacenter installation at Klempertåsen in Frӕna municipality for the Customer’s data center of 6MW capacity (“Land”) and Customer agrees pay land rent during the Term of the Agreement. The government permission including verification of Troll’s rightfully disposal of the land covered by the lease is attached as Annex A.

Location and specification of Land

Location of the Land is at address Klempertåsvegen 1, 6440 Elnesvågen, Norway and is located in two separate areas adjacent to eachother, one datacenter area which contains space for 12 Antbox containers (11 is installed) and two transformer stations with a total capacity of [***], and another area which contains an office space with fiber patch facilities, rack for management servers and network equipment, water, sewage etc, and both spaces are enclosed by fence and gate. The area contains an access road from a public road and parking space.

Land Rent

The land rent is calculated based on the installed capacity (number of miners installed multiplied with their power consumption) of the datacenter. The unit price of rent is NOK [***]. Example: If miners with a total power consumption are installed in the datacenter with [***], Troll will invoice a land lease of [***] / month (calculated as [***].

Payment

Invoice shall be produced by Troll Housing monthly, the invoice of the first month shall be produced no later than 14 days prior to starting of the period, and payment should be made within 7 days after receipt of the invoice.

Payment shall be made in NOK to the following account:

Bank Name:	[***]
Bank address:	[***]
Recipient company name:	[***]
Recipient company address:	[***]
IBAN number:	[***]
Swift Code:	[***]

Warranties and Representations

Troll undertakes that Customer shall lawfully, peacefully and freely hold, occupy, use, operate, and enjoy the Land without disturbance, nuisance, or interference. Troll undertakes that no third party shall have a right or claim to the Land during the Term of this Agreement.

Troll warrants and represents that it has obtained all approvals from the government, the provincial/municipal authorities and all other applicable government agencies or bodies, needed for Customer to lawfully enter into this Agreement and to use the Land for the purposes described in this Agreement at all times during the Term of this Agreement.

Troll warrants and represents that it is the lawful and sole user of Land during the Term of this Agreement and that there are no encumbrances, mortgages, liens or security interests on the Land other than those created pursuant to this Agreement.

Troll warrants and represents that the Site is free from pollution, unexploded ordinances and environmental damage.

Signs

Customer shall have the right to erect any sign related to its business on the condition that such signs comply with local law.

Term

Term start December 1st 2019 and last until December 31st 2029. The agreement can be renewed within this period.

Termination

Both parties may terminate this Agreement at any time upon mutual agreement.

Customer has the right to terminate this Agreement, upon written notice to Troll, without penalty, under the following circumstances: If Troll has failed to keep the power supply as defined in the Electric Power Supply Agreement between the Parties.

Except as aforesaid, the agreement can be terminated by the Customer with one year notice for termination between 2019-2023, starting from the beginning of each month. In case of termination in this period, 12 months of land lease corresponding to the maximum installed capacity at any time (number of miners multiplied with their power consumption) at the time of termination, will be invoiced. If the agreement is terminated between 2024-2029, notice of termination is one month starting from the beginning of each month, and 1 month of land lease will be invoiced.

Upon termination, Customer will remove miners. Troll has the first right of refusal to buy the transformers at current market price at the time of termination.

Taxes

Customer will bear the applicable Value Added Tax (VAT) in connection with the provision of services by Troll under this agreement, computed in accordance with the Norwegian Tax Act. Troll will produce VAT compliant invoices and supporting documents when necessary for the purpose of claiming VAT tax refund by Customer.

Troll shall help Customer to apply for VAT refund by providing advice on how to apply for the refund on a bi-monthly or yearly VAT refund program but takes no formal responsibility in the application process and its outcome as this will be governed between Customer and Norwegian tax authority (Skatteetaten). If Customer need external advice such as Auditor or Lawyer assistance, Customer will cover fees for such advice.

Any changes in Government fees related to energy delivery, VAT or similar after signature of the contract will lead to an exact similar adjustment of price invoiced to Customer.

Confidentiality.

The Receiving Party shall: (a) hold the Disclosing Party’s Confidential Information in strict confidence and avoid the disclosure thereof to any third party by using the same degree of care as it uses to avoid the unauthorized use or disclosure of its own Confidential Information of a similar nature, but not less than reasonable care; and (b) not use the Disclosing Party’s Confidential Information for any purpose except as contemplated under this Agreement. The Receiving Party shall restrict the possession and use of the Disclosing Party’s Confidential Information to its personnel who have a need to know, and are bound by confidentiality obligations no less stringent than those contained herein. The Receiving Party may disclose the Disclosing Party’s Confidential Information as required by applicable law, provided the Receiving Party discloses only such information as is required by applicable law and, if permitted by applicable law, uses reasonable efforts to notify the Disclosing Party of such disclosure in sufficient time to allow the Disclosing Party to seek a protective order or similar confidential treatment. The Receiving Party shall promptly notify the Disclosing Party of any facts known to such Party regarding any unauthorized disclosure or use of Confidential Information. Each Party acknowledges that its breach of the obligations set forth in this Section may cause irreparable harm for which the other Party shall be entitled to seek injunctive or other equitable relief. All Confidential Information of the Disclosing Party shall remain the exclusive property of the Disclosing Party. No Party shall disclose the terms of this Agreement without the prior written consent of the other Parties, except that each Party may make such disclosures as are necessary to enforce this Agreement or comply with applicable law.

Notice

For the purposes of all written communications and notices between the Parties, their addresses shall be:

Norway Hash Technologies AS

[***]

[***]

Att: [***]

Troll Housing AS

[***]

[***]

[***]

Att: [***]

or any other addresses of which either Party shall notify the other Party in writing.

Governing Law and Dispute Resolution

This Agreement is governed by and shall construed in accordance with the laws of Norway. Any dispute, claim, question or difference arising out of or with respect to this Agreement or its performance, enforcement, breach, termination or validity, will be amicably resolved by both Parties. Both parties agree to submit the dispute which cannot be amicably settled to arbitration.

The Magistrate of the Romsdal District Court shall, in the event of arbitration, appoint the chairman of the arbitration tribunal. In addition, the parties, in consultation with the appointed chairman, agree on the composition and proceedings of the arbitral tribunal in accordance with the provisions of the Arbitration Act.

Force Majeure

The occurrence of an event which materially interferes with the ability of a Party to perform its obligations or duties hereunder which is not within the reasonable control of the Party affected or any of its Affiliates, and which could not with the exercise of Diligent Efforts have been avoided (“Force Majeure Event”), including, but not limited to, war, rebellion, earthquake, fire, accident, strike, riot, civil commotion, act of God, inability to obtain raw materials, delay or errors by shipping companies or change in Law, shall not excuse such Party from the performance of its obligations or duties under this Agreement, but shall merely suspend such performance during the Force Majeure Event. The Party subject to a Force Majeure Event shall promptly notify the other Party of the occurrence and particulars of such Force Majeure Event and shall provide the other Party, from time to time, with its best estimate of the duration of such Force Majeure Event and with notice of the termination thereof. The Party so affected shall use Diligent Efforts to avoid or remove such causes of non-performance as soon as is reasonably practicable. Upon termination of the Force Majeure Event, the performance of any suspended obligation or duty shall without delay recommence. The Party subject to the Force Majeure Event shall not be liable to the other Party for any damages arising out of or relating to the suspension or termination of any of its obligations or duties under this Agreement by reason of the occurrence of a Force Majeure Event, provided such Party complies in all material respects with its obligations.

Default

If Customer default on the payments set out in this agreement, the Customer’s infrastructure equipment (transformers, general computers, network, Antboxes etc) can be used as collateral for payment, limited to the value of the outstanding payment. Miners can not be used as collateral for payment.

The above-mentioned provision shall not limit or preclude any remedies for breach of contract that the Parties may otherwise have.

Counterparts

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute but one Agreement. Any executed counterpart of this Agreement delivered by facsimile or other electronic transmission to a Party hereto shall constitute an original counterpart of this Agreement.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered by their respective authorized representatives as of the Agreement Date stated in the first paragraph.

For and on behalf of Customer	For and on behalf of Troll Housing AS

/s/ Wang Wenguang	/s/ Haakon Bryhni
Authorized Signature	Authorized Signature
Print Name: Wang Wenguang	Print Name: Haakon Bryhni
Title:	Title: Board member
Date: November 15th, 2019	Date: November 15th, 2019

Annex A

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